UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400 San Diego, CA 92108 (Address of principal executive offices) (zip code)

(619) 631-8261 (Registrant’s telephone number, including area code)

                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVYL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Material Compensatory Plan, Contract or Arrangement

Salary Increases

On February 16, 2023, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of RYVYL Inc., (the “Company”), the Committee approved the following material compensatory plan, contract or arrangement:  salary increases, retroactive to January 1, 2023, for each of Mr. Min Wei, the Chief Operating Officer of the Company and Mr. James D. Byelick, the Chief Financial Officer of the Company at the time of the Committee’s approval (Mr. Byelick resigned on March 2, 2023).

Messrs. Wei and Byelick each had their base salaries increased to $320,000. On February 28, 2023, the Company paid a total gross amount reflecting the salary increase and retroactive payment of $15,833.36 to Mr. Wei and $18,958.34 to Mr. Byelick.

Bonus Compensation Plan

On March 15, 2023, the Committee approved, pursuant to a unanimous written consent, the following material compensatory plan, contract or arrangement: a performance-based award of $160,000 to Mr. Wei pursuant to the previously disclosed bonus compensation plan. Mr. Wei is eligible for a discretionary performance-based award (the “Award”) of $160,000, to be paid in two installments. Two-thirds of the Award is payable upon the completion of all of the following: (a) the Company’s restatement of its financial statements for the fiscal year ended December 31, 2021; (b) the Company’s restatement of its financial statements for the period ended September 30, 2022; (c) the Company’s restatement of financial statements for the period ended June 30, 2022; (d) the Company’s restatement of its financial statements for the period ended March 31, 2022, and (e) the Company filing its Form 10-K for the fiscal year ended December 31, 2022 (the “2022 10-K). The remaining one-third of the Award is payable on  the forty-fifth (45th) day following the filing of the 2022 10-K unless the staff of the Securities and Exchange Commission (the “SEC Staff”) sends a comment letter with regard to their review of the restated financials or the 2022 10-K. In such a situation, the remaining one-third will be payable following the SEC Staff’s completion of their review.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL INC.

Date: March 21, 2023	By:	/s/ Ben Errez
Ben Errez
Chairman and Executive Vice President